EXHIBIT 24

                               POWER OF ATTORNEY

      WHEREAS, CVS CORPORATION, a Delaware corporation ("CVS"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of CVS common stock which will be issued in connection with the proposed merger of a subsidiary of CVS and Revco D.S., Inc., a Delaware corporation.

      NOW, THEREFORE, the undersigned hereby appoints Charles C. Conaway and Thomas M. Ryan, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do, have done or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY prior to the filing of the above-referenced Form S-4.


                                      /s/ Stanley P. Goldstein
                                      ----------------------------------------
                                          Stanley P. Goldstein
                                          Chairman of the Board, Chief
                                          Executive Officer and Director
                                          (Principal Executive Officer)

                                      /s/ Allan J. Bloostein
                                      ----------------------------------------
                                          Allan J. Bloostein
                                          Director

                                      /s/ W. Don Cornwell
                                      ----------------------------------------
                                          W. Don Cornwell
                                          Director

                                      /s/ Thomas P. Gerrity
                                      ----------------------------------------
                                          Thomas P. Gerrity
                                          Director


                                      /s/ Michael H. Jordan
                                      ----------------------------------------
                                          Michael H. Jordan
                                          Director

                                      /s/ William H. Joyce
                                      ----------------------------------------
                                          William H. Joyce
                                          Director

                                      /s/ Terry R. Lautenbach
                                      ----------------------------------------
                                          Terry R. Lautenbach
                                          Director

                                      /s/ Terrence Murray
                                      ----------------------------------------
                                          Terrence Murray
                                          Director

                                      /s/ Harvey Rosenthal
                                      ----------------------------------------
                                          Harvey Rosenthal
                                          Director

                                      /s/ Thomas M. Ryan
                                      ----------------------------------------
                                          Thomas M. Ryan
                                          Vice Chairman, Chief
                                          Operating Officer and Director

                                      /s/ Ivan G. Seidenberg
                                      ----------------------------------------
                                          Ivan G. Seidenberg
                                          Director

                                      /s/ Patricia Carry Stewart
                                      ----------------------------------------
                                          Patricia Carry Stewart
                                          Director

                                      /s/ M. Cabell Woodward, Jr.
                                      ----------------------------------------
                                          M. Cabell Woodward, Jr.
                                          Director